December 20, 1999



Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Northeast Pennsylvania Financial Corp. The meeting will be held at the Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania, on Wednesday, January 26, 2000 at 11:00 a.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                      Sincerely,


                                      /s/ Thomas L. Kennedy
                                      Thomas L. Kennedy
                                      Chairman of the Board

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                               12 E. Broad Street
                          Hazleton, Pennsylvania 18201
                                 (570) 459-3700
--------------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On January 26, 2000

--------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Northeast Pennsylvania Financial Corp. (the "Company") will be held at the Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania, on Wednesday, January 26, 2000, at 11:00 a.m., local time, for the following purposes:

         1.       To elect three directors to serve for a term of three years;

         2. To ratify certain amendments to the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan;

         3. To approve the Northeast Pennsylvania Financial Corp. 2000 Stock Option Plan;

         4. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending September 30, 2000; and

         5. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Stockholders of record at the close of business on December 3, 1999 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Megan Kennedy
                                   Megan Kennedy
                                   Corporate Secretary


Hazleton, Pennsylvania
December 20, 1999


     IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 26, 2000

--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Northeast Pennsylvania Financial Corp. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for First Federal Bank ("First Federal" or the "Bank"). The annual meeting will be held at the Genetti's Best Western Motor Lodge, Route 309 North, Hazleton, Pennsylvania on Wednesday, January 26, 2000, at 11:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 20, 1999.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on December 3, 1999. As of the close of business on that date, a total of 5,787,483 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, in no event shall any record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, be entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast for the election of directors. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the Amended and Restated Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan (the "Incentive Plan"), the adoption of the Northeast Pennsylvania Financial Corp. 2000 Stock Option Plan (the "Option Plan") and the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes cast on each matter. Shares underlying broker non-votes, shares held in excess of the 10% limit and abstentions will not be counted as votes cast and will have no effect on the voting.

Voting by Proxy

         This proxy statement is being sent to you by the Company's Board of Directors for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" ratification of certain amendments to the Incentive Plan, "FOR" approval of the Option Plan and "FOR" ratification of KPMG LLP as independent auditors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement.

         The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Corporate Investor Communications, a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting and will be paid a fee of $3,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

         The following table provides information as of December 3, 1999 with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                      Number of Shares        Percent of Common
Name and Address                           Owned              Stock Outstanding
----------------------               ------------------      -------------------
First Federal Bank Employee Stock
     Ownership Plan and Trust              514,188(1)                8.9%
12 E. Broad Street
Hazleton, Pennsylvania 18201

First Federal Charitable Foundation        456,100(2)                7.9%
12 E. Broad Street
Hazleton, Pennsylvania 18201

Wellington Management Company, LLP         346,400                   6.0%
75 State Street
Boston, Massachusetts  02109

Frederick J. Jaindl et al.                 325,889                   5.6%
3150 Coffeetown Road
Orefield, Pennsylvania

(1) Under the terms of the ESOP, the ESOP Trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants. As of December 3, 1999, 51,419 shares have been allocated to participants' accounts and 462,769 shares remain unallocated. The trustee of the ESOP is First Bankers Trust Company, N.A.
(2) The Foundation was established and funded in connection with the Bank's conversion to stock form on March 31, 1998. Pursuant to the terms of the contribution of common stock, as mandated by the Office of Thrift Supervision, all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

         The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of December 3, 1999. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                      Number of Shares
                                   Number of             That May Be
                                     Shares            Acquired Within       Percent of
                                     Owned               60 Days By         Common Stock
          Name                (excluding options)    Exercising Options    Outstanding (1)
------------------------      -------------------    ------------------    ----------------

E. Lee Beard............             79,416                 32,137               1.9%
Paul L. Conard..........             12,027                  4,200                 *
William R. Davidson.....             19,599(2)               4,200                 *
Barbara M. Ecker........             34,746(3)               4,200                 *
R. Peter Haentjens, Jr..             37,000(4)               4,200                 *
Thomas L. Kennedy.......             86,472                 28,923               2.0
John P. Lavelle.........             27,000                  4,200                 *
Michael J. Leib.........             31,673(5)               4,200                 *
Patrick J. Owens, Jr....             23,561(6)               7,000                 *
Joseph K. Osiecki.......             25,218                  7,000                 *
William J. Spear........             23,551(7)               4,200                 *

All Executive Officers and          407,778                107,460               8.7%
   Directors as a Group (13 persons)

* Less than 1% of shares outstanding
(1) Based on 5,787,483 shares of Company common stock outstanding and entitled to vote as of December 3, 1999, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2)    Includes 1,010 shares owned by Dr.  Davidson's  spouse.
(3)    Includes 12,623 shares owned by Ms. Ecker's spouse.
(4) Includes 400 shares held in a trust for which Mr. Haentjens serves as trustee and 800 shares held by a corporation in which Mr. Haentjens has a 50% ownership interest.
(5) Includes 9,967 shares held by Mr. Leib's spouse and 2,020 shares held by a corporation in which Mr. Leib serves as president.
(6)    Includes 475 shares held by Mr. Owens' spouse.
(7)    Includes 2,000 shares held by Mr. Spear's spouse.

--------------------------------------------------------------------------------

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

       The Company's Board of Directors consists of nine members and is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year are Paul L. Conard, John P. Lavelle and Michael J. Leib, each of whom is a director of the Company and the Bank.

       It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

       The Board of Directors recommends a vote "FOR" the election of all of the nominees.

       The following table sets forth certain information regarding the nominees for election at the meeting, as well as information regarding those directors continuing in office after the meeting.


                                                                       Year First
                                                                         Elected          Term to
                                              Age (1)                 Director (2)         Expire
                                             ---------               --------------      ----------
                                           BOARD NOMINEES

Paul L. Conard......................            66                        1989              2003
John P. Lavelle.....................            68                        1972              2003
Michael J. Leib.....................            51                        1989              2003

                                    DIRECTORS CONTINUING IN OFFICE

E. Lee Beard........................            48                        1993              2001
William R. Davidson.................            63                        1988              2001
Thomas L. Kennedy...................            55                        1986              2001
Barbara M. Ecker....................            58                        1987              2002
R. Peter Haentjens, Jr..............            54                        1981              2002
William J. Spear....................            63                        1981              2002

--------------
(1)  As of December 3, 1999.
(2) Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors also serves as a director of the Bank.


         The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

Board Nominees

     Paul L. Conard. Mr. Conard is a retired Assistant Vice President of Bloomsburg University, located in Bloomsburg, Pennsylvania.

     The Honorable John P. Lavelle. Judge Lavelle has served as the President Judge for the Court of Common Pleas of Carbon County, Pennsylvania since 1977.

     Michael J. Leib. Mr. Leib is the president of Weatherly Casting & Machine Company located in Weatherly, Pennsylvania.

Directors Continuing in Office

     E. Lee Beard. Ms. Beard has served as President and Chief Executive Officer since January 1993. Prior to 1993, Ms. Beard spent 15 years in the thrift industry in the Washington, D.C. area, where she served as an Executive Vice President of Citizens Savings Bank in Silver Spring, Maryland and Senior Vice President/Treasurer for Perpetual Savings Bank. Ms. Beard is a certified public accountant.

     William R. Davidson, Ed.D. Dr. Davidson is currently an assistant professor at Pennsylvania State University, Schuylkill Campus. Dr. Davidson previously served as Superintendent of the Pottsville City School District, Pottsville, Pennsylvania for twenty years.

     Thomas L. Kennedy. Mr. Kennedy has been a practicing attorney for the past 30 years. He is a shareholder in the law firm of Kennedy and Lucadamo, P.C. On November 18, 1997, Mr. Kennedy became the General Counsel of the Bank, although he also remains a shareholder in his law firm. Mr. Kennedy serves as Chairman of the Board of the Company and the Bank.

     Barbara M. Ecker. Mrs. Ecker is a certified public accountant with the Hazleton St. Joseph Medical Center in Hazleton, Pennsylvania.

     R. Peter Haentjens, Jr. Mr. Haentjens is employed as a Vice President, General Manager of Hazleton Pumps, Inc., Hazleton, Pennsylvania.

     William J. Spear. Mr. Spear is the owner and President of Hazle Drugs, Inc., a retail pharmacy located in Hazleton, Pennsylvania.

Meetings and Committees of the Board of Directors

         The Company conducts its business through meetings of its Board of Directors and its committees. During the fiscal year ended September 30, 1999, the Board of Directors held 14 meetings. No director attended fewer than 75% of the total meetings of the Board and committees on which such person served during this period.

     Audit Committee. The Audit Committee consists of Ms. Ecker and Messrs. Conard, Lavelle, Leib and Spear. This committee reviews audit reports and management's actions regarding the implementation of audit findings and compliance with all relevant laws and regulations. The Audit Committee met one time in fiscal 1999.

     Nominating Committee. The Company's Nominating Committee for the annual meeting consists of Ms. Beard, Ms. Ecker and Messrs. Davidson, Haentjens, Kennedy and Spear. The committee selects the nominees for election as directors. The Nominating Committee met on September 28, 1999.

     Personnel and Compensation Committee. The Personnel and Compensation Committee of the Company consists of Ms. Beard and Messrs. Davidson, Kennedy, Lavelle and Leib. The committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and meets on an as needed basis. The Personnel and Compensation Committee of the Company met one time in fiscal 1999.

Directors' Compensation

         Directors' Fees. All directors of the Bank are currently paid an annual retainer of $10,500, paid quarterly, and $400 for each Board meeting attended. All non-employee directors of the Bank also receive $325 for each committee meeting attended. All directors of the Company are paid an annual retainer fee of $4,000.

         Incentive Plan. Under the Incentive Plan which was adopted by the Company's stockholders on October 21, 1998, each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Bank received non-statutory stock options to purchase 21,000 shares of the Common Stock at an exercise price of $11.75, the fair market value of the Common Stock on October 27, 1998, the date the option was granted, and stock awards for 9,500 shares (collectively "Directors' Awards"). The Directors' Awards initially granted under the Incentive Plan vest equally over a five-year period. The first 20% vested on October 27, 1999. The Board of Directors has amended the Incentive Plan to provide for acceleration of vesting of the options and stock awards upon a change in control of the Company or the Bank. See Proposal 2 for more information.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

         The following information is furnished for the chief executive officer and all other executive officers of First Federal who received salary and bonus of $100,000 or more during the year ended September 30, 1999.


                                                                              Long-Term Compensation
                                                                              -----------------------
                                                  Annual Compensation                 Awards
                                             ------------------------------   -----------------------
                                                                     Other                   Securities
                                                                     Annual     Restricted   Underlying    All Other
                                                                  Compensation Stock Awards  Options/SA  Compensation
Name and Principal Positions            Year   Salary($) Bonus($)    ($)(1)       ($)(2)       (#)(3)         ($)
----------------------------            ----   -------   -------   ----------   ----------   ----------   ----------
E. Lee Beard.......................     1999   $197,350  $     910        $--    $694,719     160,684        $25,110(4)
  President and Chief Executive Office  1998    171,931     23,558         --          --          --          5,330
                                        1997    148,770     23,059         --          --          --          4,626

Thomas L. Kennedy (5)..............     1999   $127,406  $     590        $--    $570,756     144,616        $23,222(6)
   Chairman of the Board of the Compan  1998     97,123         --         --          --          --          1,089
   and the Bank and General Counsel of
   the Bank

Patrick J. Owens, Jr...............     1999   $100,454  $   2,077        $--    $182,419      35,000         $2,236(7)
   Treasurer of the Company and Senior  1998     88,909      9,608         --          --          --             --
   Vice President and Chief             1997     88,469     11,936         --          --          --          1,253
   Financial Officer of the Bank

Joseph K. Osiecki..................     1999   $ 99,561  $   2,036        $--    $181,538      35,000         $3,013(7)
   Senior Vice President of the Bank    1998     88,062      9,420         --          --          --          2,744
                                        1997     89,720     12,061         --          --          --          2,648

---------------------
(1)  Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
(2)  Includes  59,125,  48,575,  15,525 and 15,450  shares of  restricted  stock granted to Ms.  Beard and  Messrs.  Kennedy,  Owens and  Osiecki  under the
     Incentive  Plan.  The dollar  amounts set forth in the table  represent the market value on the date of the grant of the shares.  The restricted  stock awards vest in five equal  annual  installments  commencing  on October 27,
     1999, the first  anniversary  of the awards.  When shares become vested and are distributed  from the trust in which they are held, the recipients will also receive an amount equal to unaccumulated  cash and stock dividends (if any) paid with respect thereto,  plus earnings thereon. As of September 30,
     1999,  the market  values of the shares  subject  to the  restricted  stock awards  held  by Ms.  Beard,  Messrs.  Kennedy,  Owens,  and  Osiecki  were
     $613,422, $503,966, $161,072 and $160,294, respectively.
(3)  Includes stock options granted pursuant to the Incentive Plan during fiscal year 1999.  See "Option Grants in Last Fiscal Year" table for discussion of options granted under the Incentive Plan.
(4)  Consists of directors' fees of $19,400 and employer contributions to First
     Federal's 401(k) plan of $5,710.
(5)  Mr. Kennedy was named General Counsel of the Bank on November 18, 1997.
(6)  Consists of directors' fees of $19,400 and employer contributions to First
     Federal's 401(k) plan of $3,822.
(7)  Consists of employer contributions to First Federal's 401(k) plan.


         Employment Agreements. The Company and the Bank entered into employment agreements with Ms. Beard and Mr. Kennedy, (the "Executive"). The employment agreements are intended to ensure that the Company and the Bank will be able to maintain a stable and competent management base. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of Ms. Beard and Mr. Kennedy.

         The employment agreements provide for three-year terms for each Executive. The terms of the Company employment agreements shall be extended on a daily basis, unless written notice of non-renewal is given by the Board of Directors. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The employment agreements provide that the Executive's base salary will be reviewed annually. The base salaries currently effective for such employment agreements are $197,350 and $127,406 for Ms. Beard and Mr. Kennedy, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to similarly-situated executive personnel. The employment agreements provide for termination by the Company or the Bank for cause, as described in the employment agreements, at any time. In the event the Company and the Bank choose to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Company and the Bank upon: (i) failure to re-elect the Executive to his or her current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Company or the Bank; or (v) a breach of the employment agreement by the Company or the Bank, the Executive or, in the event of death, his or her beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Company and the Bank during the remaining term of the employment agreement. The employment agreements restrict each Executive's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if his or her employment is terminated without cause, except if termination follows a change in control.

         Under the employment agreements, involuntary or, under certain circumstances, voluntary termination follows a change in control of the Company or the Bank, the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of:
(i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Company and the Bank would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both the Company and the Bank employment agreements provide for a severance payment in the event of a change in control, no duplicate payments would be made under the agreements.

         Payment under the Company employment agreement would be made by the Company. Payments to the Executive under the Bank employment agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the Company or the Bank, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Company and the Bank shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. Assuming that a change in control of the Company or the Bank had occurred at September 30,

1999, the total amount of payments due under both of the employee agreements, excluding any benefits under any employee benefit plan which may be payable, would be approximately $926,000.

Change in Control Agreements

         The Company has entered into a two-year change in control agreement with Mr. Owens. The Bank has entered into two-year change in control agreements with Messrs. Osiecki and Owens. Commencing on the first anniversary date and continuing on each anniversary thereafter, the Bank agreements may be renewed by the Board of Directors of the Bank for an additional year. The Company agreement shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors. The agreements provide that in the event involuntary termination or, under certain circumstances, voluntary termination following a change in control of the Bank or the Company, Messrs. Osiecki and Owens would be entitled to receive a severance payment equal to three times their average annual compensation for the five most recent taxable years preceding termination. The Company or the Bank would also continue and pay for his life, health and disability coverage for 24 months following termination. Payments to Messrs. Osiecki and Owens under the Bank agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Assuming that a change in control of the Bank or Company had occurred at September 30, 1999, the total payments that would be due under the agreements, excluding any benefits under any employee benefit plan which may be payable, would be approximately $579,000. Notwithstanding that both the Company and the Bank change in control agreements provide for a severance payment in the event of a change in control, no duplicate payments would be made under the agreements.

Employee Benefit Plans

         Retirement Plan. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees are generally eligible to participate in the Retirement Plan after the completion of 12 consecutive months of employment with the Bank and the attainment of age 21. Hourly paid employees are excluded from participating in the Retirement Plan. Benefits payable to a participant under the Retirement Plan are based on the participant's years of service and salary. The formula for normal retirement benefits payable annually under the Retirement Plan is 2% multiplied by years of benefit service multiplied by the average of the participant's highest three years of salary paid by the Bank. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on an age at early retirement. Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, death or termination of employment due to disability, a participant will become 100% vested in the accrued benefits under the Retirement Plan.

         The following table sets forth the estimated annual benefits payable upon retirement at age 65 for the period ended September 30, 1999.


  Career Average
   Compensation                                      Years of Benefit Service
------------------    ---------------------------------------------------------------------------------------
                          15                 20                 25                 30                 35
                      -----------         ---------          ---------          ---------         -----------
     $ 75,000           $22,500         $  30,000          $  37,500          $  45,000           $  52,500
      100.000            30,000            40,000             50,000             60,000              70,000
      125,000            37,500            50,000             62,500             75,000              87,500
      150,000            45,000            60,000             75,000             90,000             105,000
      175,000            52,500            70,000             87,500            105,000             122,500
      200,000            60,000            80,000            100,000            120,000             140,000
      225,000            67,500            90,000            112,500            135,000             157,500
      250,000            75,000           100,000            125,000            150,000             175,000
      275,000            82,500           110,000            137,500            165,000             192,500


         The benefits listed in the table above for the Retirement Plan are not subject to a deduction for Social Security benefits or any other offset amount. As of September 30, 1999, Ms. Beard and Messrs. Kennedy, Owens and Osiecki had 5 years, 10 months; 11 months; 6 years, 7 months; and 5 years, 3 months of credited service, respectively.

         Deferred Compensation Plan. The Bank maintains a non-qualified deferred compensation plan which provides key employees and directors an opportunity to defer receipt of a portion of their compensation, including any bonuses, payable to them by the Bank until a separation from service or death. Upon a participant's separation from service the participant shall receive his or her account balance in a lump sum cash payment unless the participant elects to receive installment payments over a period of time not to exceed ten years. In the event of a participant's death, the value of the participant's account balance shall be paid to a designated beneficiary or, if none, by the participant's surviving spouse or estate in a single sum cash payment. If a participant owes any amounts to the Bank at the time of his or her distribution, the Bank has the right to offset such amounts against the participant's account balance.

         Supplemental Executive Retirement Plan. The Bank implemented a supplemental executive retirement plan to provide for supplemental benefits to employees whose benefits under the ESOP and/or 401(k) Plan are reduced by limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"). From time to time, the Board or Directors will designate which employees may participate in this additional supplemental executive retirement plan. This supplemental executive retirement plan is an "unfunded" promise to pay supplemental benefits in the future and the benefits under the plan remain subject to the claims of the Bank's general creditors. The Bank established a grantor trust in February 1999 to satisfy its obligations under the plan. The grantor trust is permitted to invest in a wide-variety of investments, including the Company's Common Stock.

         Management Supplemental Executive Retirement Plan. The Bank implemented a non-qualified management supplemental executive retirement plan ("MSERP") to provide certain officers and highly compensated employees of the Bank and its affiliates, including the Company, with additional retirement benefits. The MSERP benefit is intended to make up benefits lost under the ESOP allocation procedures to participants who retire prior to the complete repayment of the ESOP loan. At the retirement of a participant the benefits under the MSERP are determined by first: (i) projecting the number of shares that would have been allocated to the participant under the ESOP if they had been employed throughout the period of the ESOP loan (measured from the participant's first date of ESOP participation); and reducing such number by the number of shares actually allocated to the participant's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. Benefits under the MSERP vest in five equal annual increments commencing as of the date of a participant's participation in the MSERP. The vested portion of the MSERP participant's benefits are payable to the participant upon retirement (as defined in the ESOP) or to the participant's beneficiary in the event of the participant's death.

Incentive Plan

         The Company's stockholders adopted the Incentive Plan on October 21, 1998. It provides discretionary awards of options to purchase Common Stock and awards of Common Stock (collectively, "Awards") to officers, directors and employees as determined by a committee of the Board of Directors. The following table lists all grants of options under the Incentive Plan to the Named Executive Officers for fiscal year 1999 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                       Option Grants in Last Fiscal Year


                                                                Individual Grants
                                        -------------------------------------------------------------------- ----------
                                          Number of
                                         Securities       % of Total
                                         Underlying         Options
                                           Options        Granted to      Exercise or                        Grant Date
                                           Granted       Employees in      Base Price       Expiration        Present
Name                                      (#)(1)(2)      Fiscal Year (3)   Per Share         Date (4)        Value (5)
-------                                 -------------    -------------    ------------    ---------------    ----------
E. Lee Beard.........................      160,684            25.6%         $11.75       October 27, 2008   $1,055,694
Thomas L. Kennedy....................      144,616             23.1          11.75       October 27, 2008      950,127
Patrick J. Owens, Jr.................       35,000              5.6          11.75       October 27, 2008      229,950
Joseph K. Osiecki ...................       35,000              5.6          11.75       October 27, 2008      229,950


(1) Options granted under the Incentive Plan become exercisable in five equal annual installments commencing on October 27, 1999, provided, however, options will be immediately exercisable in the event the optionees terminate employment due to death or disability.
(2)  The purchase  price may be made in whole or in part in cash or Common Stock.
(3)  Includes options granted to officers, directors and employees.
(4)  The option term is ten years.
(5) The estimated present value of the options granted during fiscal year 1999 have been calculated using the Black- Scholes option pricing model, based on the following assumptions: estimated time until exercise of 10 years; a risk- free interest rate of 5.9%, representing the interest rate of the Constant Maturity Treasury Bill index as of September 30, 1999 with a maturity corresponding to the estimated time until exercise; a volatility rate of 33.6%; and a dividend yield of 2.01%, representing the current $0.24 per share annualized dividends divided by the fair market value of the common stock at the date of grant. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of September 30, 1999. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.

                                           Fiscal Year-End Option Value


                                                Number of Securities
                                               Underlying Unexercised                   Value of Unexercised
                                                 Options at Fiscal                      In-the-Money Options
                                                   Year-End(#)(1)                     at Fiscal Year-End($)(2)
Name                                     Exercisable         Unexercisable        Exercisable       Unexercisable
-------                                  ------------       ---------------      -------------     ----------------
E. Lee Beard......................           --                 160,684               $ --           $--
Thomas L. Kennedy.................           --                 144,616                 --            --
Patrick J. Owens..................           --                  35,000                 --            --
Joseph K. Osiecki.................           --                  35,000                 --            --


(1) The  options in this table have an exercise  price of $11.75 per share.
(2) The price of the Common Stock on September 30, 1999 was $10.38 per share.


Report of the Personnel and Compensation Committee

         The report of the Personnel and Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel and Compensation Committee has prepared the following report for inclusion in this proxy statement.

         Compensation Policies. The policies and objectives of the Personnel and Compensation Committee are designed to assist the Company in attracting and retaining qualified executives, to recognize individual contributions towards achieving strategic business initiatives and reward them for their achievement and to closely align the financial interests of the executive officers with those of its stockholders. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executives officers which consists of both cash and equity based compensation. Only disinterested members of the Board of Directors recommend base salaries for the executive officers and the Chairman of the Board.

         The Board, following a recommendation from the Committee, sets the level of annual salaries for the President and Chief Executive Officer and Chairman of the Board, generally based upon a review of the performance of the President and Chief Executive Officer, Chairman of the Board and the Company during the prior year and competitive data for that position. The President and Chief Executive Officer and the Chairman of the Board are then responsible for determining the base salaries of the remaining executive officers.

         In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company and the Bank adopted plans which reward the executives for delivering long-term value to the Company and the Bank through stock ownership.

         The compensation package available to executive officers is composed of the following components:

         (i)    Base Salary;
         (ii)   Performance Incentive Plan; and
         (iii) Long Term Incentive Compensation, including option and stock awards.

     Ms. Beard and Mr. Kennedy have employment agreements which specify a base salary and require an annual review of such salary. In addition, Ms. Beard and Mr. Kennedy and all other executive officers of the Company and the Bank participate in other benefit plans available to all employees including the ESOP.
         Base Salaries. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. The Personnel and Compensation Committee consulted surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in Pennsylvania and the Northeast region of the United States. The surveys primarily used by the Committee were based on the 1998 SNL Executive Compensation Review for Thrift Institutions and 1998 and 1997 Annual Meeting Proxy Statements.

         Although no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

         Performance Incentive Plan. The Bank maintains the First Federal Bank Performance Incentive Plan ("Performance Incentive Plan") for all employees except for the President and Chief Executive Officer and the Chairman of the Board. The Performance Incentive Plan was designed by senior officers and approved by the Board to give all employees an incentive for effectively operating the Bank. The Performance Incentive Plan provides all employees an opportunity to earn semi-annual cash payments, equal to a certain percentage of their base salaries upon the attainment of specific performance goals. In establishing the performance goals the Bank considers the following financial criteria: (i) efficiency ratio; and (ii) return on equity.

         Long Term Incentive Compensation. The Company maintains the Incentive Plan under which executive officers may receive grants and awards of Common Stock and options to purchase Common Stock of the Company. The Board believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. Following the approval of the Incentive Plan by stockholders on October 21, 1998, all executive officers received grants and awards of Common Stock and options to purchase Common Stock which vest in five equal installments beginning on October 27, 1999. The Board granted awards to executive officers after considering recommendations made by an independent compensation consultant. The exercise price of options granted was the market value of the Common Stock on the date of pricing of the grants. The value of this component of compensation increases as the Common Stock of the Company appreciates in value.

         Chief Executive Compensation. The Chief Executive Officer was evaluated on her performance in managing the Company, including the effort related to operating the Company as a public company, fiscal performance, and stock appreciation. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. Following a review of the Chief Executive's performance, it was determined that the total compensation for the Chief Executive Officer would be established according to an analysis of the Chief Executive Officer's base salary and bonus in comparison to peer institutions with specific consideration given to the level of the Bank's operations in comparison to peer institutions. Based on such analysis, the Personnel and Compensation Committee recommended to the Board that the Chief Executive Officer receive a bonus of 2,000 restricted stock awards for her performance in the 1999 fiscal year. The stock awards will vest equally over a five year period.

                        Personnel and Compensation Committee
                  Thomas L. Kennedy                John P. Lavelle
                  E. Lee Beard                     Michael J. Leib
                  William R. Davidson


    Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Personnel and Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves as a director of another entity, one of whose executive officers serves on the Personnel and Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves as a director of the Company or the Bank.

--------------------------------------------------------------------------------

                           STOCK PERFORMANCE GRAPH

--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder return on the Company Common Stock with the cumulative total return on the American Stock Exchange Index and with the American Stock Exchange Savings Institutions Index. Total return assumes the reinvestment of all dividends. The base amount for the Company's Common Stock is $15.50 per share, which was the closing price on the initial day of trading on April 1, 1998. The initial offering price for the Company's Common Stock was $10.00 per share.

[GRAPHIC OMITTED]

[GRAPH]
                                                     Period Ended
                                         ---------------------------------------
                                          4/01/98   9/30/98   3/31/99   9/30/99
                                         --------- --------- --------- ---------

Northeast Pennsylvania Financial Corp...  $100.00   $72.58   $ 70.85   $ 67.89
The American Stock Exchange Index.......   100.00    84.23     98.81    108.21
AMEX Savings Institutions Index.........   100.00    70.54     72.14     73.06

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended September 30, 1999 with the exception of the purchase of 638 shares by Mr. Owens through a cash contribution made to the Company's dividend reinvestment plan in May 1999, which was reported in August 1999.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 1999, the Bank had $1.4 million of loans to executive officers or directors. All of the Bank's loans to executive officers and directors were made by the Bank in the ordinary course of business with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

--------------------------------------------------------------------------------

                PROPOSAL 2. RATIFICATION OF THE AMENDMENTS TO THE
     NORTHEAST PENNSYLVANIA FINANCIAL CORP. 1998 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------

         The Board of Directors of the Company is presenting certain amendments to the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan to stockholders for ratification. Stockholders originally approved the Incentive Plan on October 21, 1998. The Board of Directors of the Company approved the amendments to the Incentive Plan on November 30, 1999. The Incentive Plan was amended primarily in two respects. First, the amendments allow the Company to accelerate or modify the vesting of restricted stock awards and stock options upon a participant's retirement. Second, the amendments provide for accelerated vesting of outstanding restricted stock awards and stock options upon a change in control of the Bank or the Company. For purposes of the Incentive Plan, a "change in control" of the Bank or the Company means an event or circumstance that results in a substantial change in ownership or control of the Bank or the Company. In the most typical circumstance, a change in control of the Bank or the Company will result from an acquisition or merger of the Bank or the Company with another entity in which the Bank or the Company is not the surviving entity. Other circumstances involving a change in control may result from a sale of substantially all the assets of the Bank or the Company, a change in the composition of the Board of Directors following a contested election of Board members or an offer by a third party to purchase in excess of 20% of the Company's outstanding stock. The amendments also clarify that the committee administering the Incentive Plan may determine the time period over which awards vest. The Company also amended the Incentive Plan for conforming changes and certain minor administrative matters. The amendments to the Incentive Plan do not increase the number of shares available for grant under the Incentive Plan, change the eligibility requirements for participation in the Incentive Plan, or otherwise alter the type of grants or existing grants that have been made to the participants of the Incentive Plan. The following is a summary of all material terms of the Incentive Plan. Nevertheless, shareholders are urged to read carefully the Incentive Plan which is attached hereto as Appendix A.

General

         The Incentive Plan authorizes the granting of options to purchase Common Stock and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 14 of the Incentive Plan, to prevent dilution, diminution or enlargement of the rights of the participant, the maximum number of shares available for Awards under the Incentive Plan is 899,829 shares. The maximum number of shares authorized for issuance pursuant to the exercise of stock options which may be granted under the Incentive Plan is 642,735 shares. The maximum number of shares authorized for awards of Common Stock is 257,094 shares. All officers, other employees and non-employee directors of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan is administered by a committee appointed by the Board of Directors (the "Committee"). Subject to the terms of the Incentive Plan, the Committee interprets the plan and is authorized to make decisions and determinations thereunder. The Committee also determines to whom Awards will be granted, the type and amount of Awards that will be granted and the terms and conditions applicable to such Awards. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. Any shares subject to an option that expires or otherwise terminates unexercised will again be available for issuance under the Incentive Plan.

         The Incentive Plan authorizes the grant of awards in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options" or "NSOs"; and (iii) restricted stock awards, which provide a grant of Common Stock that may vest over time.

Stock Options

         The Committee has the discretion to award Incentive Stock Options or Non-Statutory Stock Options to employees, while only Non-Statutory Stock Options may be awarded to non-employee directors. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of the grant. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payment Alternatives" and "Method of Option Exercise."

         Termination of Employment or Service and Change In Control. Unless otherwise determined by the Committee, upon termination of a participant's service for any reason other than death, disability, retirement or termination for cause, the vested Incentive Stock Options and Non-Statutory Stock Options shall be exercisable for a period of three months following termination. The Committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-Statutory Stock Options. In the event of termination for cause, all rights to any stock options granted under the Incentive Plan shall expire immediately upon termination. In the event a participant's service is terminated for death or disability, all stock options held by the participant vest and shall be exercisable for up to one year from the date of such termination of service. The Committee has the discretion to permit the acceleration of the vesting of stock options upon the retirement of a participant, as well. Following retirement, a participant, has three years to exercise his stock options; provided that Incentive Stock Options not exercised within three months from the participant's retirement date shall be redesignated as Non-Statutory Stock Options. As amended, the Incentive Plan also now provides that in the event of a change in control of the Company or the Bank, stock options will become fully vested and shall be exercisable for the term of the stock option; provided that Incentive Stock Options not exercised within three months of an individual's termination of employment shall not be eligible for incentive treatment for tax purposes.

Stock Awards

             The Incentive Plan also authorizes the granting of stock awards to employees and directors. The Committee has the authority to determine the dates on which stock awards granted will vest. As amended, the Incentive Plan now provides that all stock award grants immediately vest in the event of a change in control or following termination of service due to death or disability. In addition, the Committee has the discretion to permit stock awards to vest immediately following the termination of service of a participant due to retirement. Under the Incentive Plan, the vesting of stock awards may also be made contingent upon the attainment of certain performance goals by the Company, Bank or grantee, which performance goals, if any, would be established by the Committee.

         The Committee has the power, under the Incentive Plan, to permit transfers. When stock awards are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of stock awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

Tax Treatment

         The following brief description of the tax consequences of stock option grants and awards under the Incentive Plan is based on federal income tax laws currently in effect and does not purport to be a complete discussion of the federal income tax consequences.

         Stock Options. An optionee will generally not recognize taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the stock option and two years after the date of grant of the stock option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share stock option exercise price and the fair market value of the Common Stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming those holding periods are met. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition") the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Stock upon exercise and the exercise price or (ii) the excess of the amount realized upon the disposition and the exercise price. In the case of the exercise of a Non- Statutory Stock Option, an optionee will recognize ordinary income in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock on the date of exercise. In the event that a Non-Statutory Stock Option is exercised during a period that would subject the optionee to liability under
Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under
Section 83(b) of the Code. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

         Restricted Stock Awards. A participant who has been awarded restricted stock under the Incentive Plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         A recipient  of a  restricted  stock award who makes an election  under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid, if any, therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Payment Alternatives

         The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

Method of Option Exercise

         The Committee has the sole discretion to determine the form of payment for the exercise of a stock option, including payment of cash, stock or other property, by surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired to pay the purchase price, or through some combination of these methods. The Committee may indicate acceptable forms in each optionee's award agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the Committee.

Amendment

         The Board of Directors may generally amend the Incentive Plan in any respect, at any time, subject to certain prohibitions established by law or the terms of the Incentive Plan itself.

Non-transferability

        An award of stock options or stock awards under the Incentive Plan shall not be transferable by a participant other than by will or the laws of intestate succession or pursuant to a domestic relations order. With consent of the Committee, a participant may permit transferability or assignment of a Non-Statutory Stock Option or stock award for valid estate planning purposes as permitted under the Code or Rule 16b-3 under the Exchange Act and a participant may designate a person or his or her estate, beneficiary of any stock option or stock award which the participant would then be entitled, in the event of the death of the employee.

Adjustments

        In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under the Incentive Plan shall be binding upon any successors or assigns of the Company.

Stockholder Vote

        Stockholders are being requested to ratify all amendments to the Incentive Plan. If stockholders fail to ratify Proposal 2, the Incentive Plan, in the form attached hereto, will remain in full force and effect at the discretion of the Company's Board of Directors. The affirmative vote of a majority of the shares present at the Annual Meeting and eligible to be cast on this proposal is required to ratify the amendments to the Incentive Plan.

        Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the ratification of the amendments to the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE AMENDMENTS TO THE NORTHEAST PENNSYLVANIA FINANCIAL CORP. 1998 STOCK-BASED INCENTIVE PLAN.


--------------------------------------------------------------------------------

               PROPOSAL 3. APPROVAL OF THE NORTHEAST PENNSYLVANIA
                     FINANCIAL CORP. 2000 STOCK OPTION PLAN

--------------------------------------------------------------------------------

         On November 30, 1999, the Board of Directors of the Company adopted, subject to stockholder approval, the Northeast Pennsylvania Financial Corp. 2000 Stock Option Plan. It is anticipated that, if approved by stockholders, the Stock Option Plan will supplement the Incentive Plan. To date, stock options covering 633,165 shares of common stock of 642,735 shares of common stock available for stock options have been granted to officers, directors and employees of the Company and its affiliates. As such, the Incentive Plan only has a limited number of shares of common stock remaining for future stock option grants.

         Since the Company's conversion to stock form, the Company's assets have grown significantly. In part, such growth has resulted from the Company's acquisition of a title insurance agency, an asset management and trust services company and the opening of three new branch offices by the Bank. To the extent the Company continues to expand and hires additional senior officers in the future, the Company may, on occasion, wish to offer options as part of its compensation package. The Option Plan will provide the Company with the flexibility to do so. The ability to grant stock options in the future to attract people of experience and ability to serve the Company and its affiliates is critical to sustain the Company's continued growth and success. The granting of stock options advances the interests of the Company and its stockholders by providing certain key employees and non-employee directors upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive in the form of a proprietary interest in the Company to perform in a superior manner.

         Furthermore, the Company's Board of Directors believes that the granting of stock options can be very effective over time and can be an important component of the Company's overall compensation strategy. In order to continue to be able to retain key employees, the Company must have the ability to offer market competitive long-term compensation opportunities. Stock options, because of their upside potential, are a key component in retaining employees.

For these reasons, the Company wishes to continue its stock option program; therefore, the Company is presenting the Northeast Pennsylvania Financial Corp. 2000 Stock Option Plan for stockholder approval in the form attached hereto as Appendix B.

General

         The Option Plan reserves 173,624 shares of common stock for purchase pursuant to the exercise of stock options. All officers, employees and non-employee directors of the Company or any of its affiliates are eligible to receive awards under the Option Plan. The Option Plan will be administered by a committee appointed by the Board of Directors (the "Option Plan Committee"). Subject to the terms of the Option Plan, the Option Plan Committee interprets the plan and is authorized to make decisions and determinations thereunder. The Option Plan Committee also determines the individuals to whom stock options will be granted, the type and amount of stock options they will be granted and the terms and conditions applicable to such grants. Authorized but unissued shares or authorized shares previously issued and reacquired by the Company may be used to satisfy an exercise of stock options under the Option Plan. If authorized but unissued shares are used to satisfy stock option exercises, the number of shares outstanding would increase which would have a dilutive effect on the holdings of existing stockholders. Any shares subject to stock options that expire or otherwise terminate unexercised will again be available for issuance under the Option Plan.

Awards to Employees

     Types of Awards. The Option Plan authorizes the grant to employees of "Incentive Stock Options" and "Non-Statutory Stock Options."

         As of the date of this proxy statement, the Board of Directors has not yet granted any stock options under the Option Plan and has made no determination as to any future grants. Pursuant to the Option Plan, the Option Plan Committee has the authority to grant options in its sole discretion. Stock options granted under the Option Plan may not have a term in excess of ten years. Unless otherwise determined by the Option Plan Committee, all stock options shall become fully exercisable upon death or disability and shall remain exercisable for one year from such time. In the event of a change in control of the Company or the Bank all stock options will immediately become exercisable and remain exercisable for the remaining term of the stock option; provided that Incentive Stock Options not exercised within three months following a participant's termination of employment shall be redesignated as Non-Statutory Stock Options. Unless otherwise determined by the Option Plan Committee, in the event of a participant's retirement only those stock options that were exercisable as of the participant's retirement date are exercisable and shall remain exercisable for one year from the participant's retirement date; provided that Incentive Stock Options not exercised within three months following a participant's retirement shall not be eligible for incentive treatment for tax purposes. In the event of an employee's termination for cause, all related rights to the individual's stock options become null and void upon such termination. Unless otherwise determined by the Option Plan Committee, upon the termination of an employee's service for any reason, other than death, disability, retirement, or termination for cause, the employee's stock options will be exercisable only as to those options that were immediately exercisable by the employee at the date of termination and only for a period of three months. The exercise price of stock options granted must be equal to at least 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. Stock options granted under the Option Plan to employees may be exercised at such times as the Committee determines, but in no event shall a stock option be exercisable more than 10 years from the date of grant.

         Incentive Stock Options may be granted only to employees. In order to qualify as Incentive Stock Options, in addition to certain other restrictions, the exercise price must not be less than 100% of the fair market value on the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

Tax Treatment

        The following brief description of the tax consequences of stock option grants under the Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences. An optionee will generally not recognize taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the stock option and two years after the date of grant of the stock option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share stock option exercise price and the per share fair market value of the common Stock is recognized as income taxable at long-term capital gains rates. The Company may not take a compensation deduction as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met. In the event an optionee disposes of shares received through the exercise of an Incentive Stock Option prior to the satisfaction of the holding periods (a "disqualifying disposition") the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Common Stock upon exercise and the exercise price or (ii) the excess of the amount realized upon the disposition and the exercise price. In the case of the exercise of a Non-Statutory Stock Option, an optionee will recognize ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share fair market value of the Common Stock. In the event that a Non-statutory Stock Option is exercised during a period that would subject the optionee to liability under Section 16(b) of the Exchange Act (i.e., within six months of the date of grant), the optionee will not be deemed to have recognized income until such period of liability has expired, unless the optionee makes an election under Section 83(b) of the Code. The amount of any ordinary income recognized by an optionee upon the exercise of a Non-Statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

Method of Option Exercise

        The Option Plan Committee has the sole discretion to determine the form of payment for the exercise of a stock option, including payment of cash, stock or other property by surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired to pay the purchase price, or through some combination of these methods. The Option Plan Committee may indicate acceptable forms in each optionee's award agreement covering such options or may reserve its decision to the time of exercise. No stock option is to be considered exercised until payment in full is accepted by the Option Plan Committee. If the Option Plan Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Option Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock.

Amendment

        The Board of Directors generally may, at any time, amend the Option Plan, subject to certain prohibitions established by law or by the terms of the Option Plan itself.

Non-transferability

        Stock options granted under the Option Plan shall not generally be transferable by the optionee other than by will or the laws of intestate succession or pursuant to a domestic relations order. However, with consent of the Committee, an optionee may transfer of a Non-Statutory Stock Option for valid estate planning purposes as permitted by the Option Plan and under the Code or Rule 16b-3 under the Exchange Act and an optionee may designate a person or his or her estate, beneficiary of any stock option which the optionee would then be entitled, in the event of the death of the employee.

Stockholder Approval and Effective Date of the Option Plan

        The Board of Directors adopted the Option Plan on November 30, 1999, and determined to submit the Option Plan for approval by stockholders. The Option Plan shall become effective upon its approval by stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
APPROVAL OF THE NORTHEAST PENNSYLVANIA FINANCIAL CORP. 2000 STOCK OPTION
PLAN.

--------------------------------------------------------------------------------

               PROPOSAL 4 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

        The Board of Directors has appointed KPMG LLP to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

        If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on December 3, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Company's Form 10-K for the fiscal year ended September 30, 1999, as filed with the SEC will be furnished without charge to stockholders as of the close of business on December 3, 1999 upon written request to Megan Kennedy, Corporate Secretary, Northeast Pennsylvania Financial Corp., 12 E. Broad Street, Hazleton, Pennsylvania 18201.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than August 22, 2000. If such Annual Meeting is held on a date more than 30 calendar days from January 26, 2000, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

         The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.


                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Megan Kennedy
                               Megan Kennedy
                               Corporate Secretary


Hazleton, Pennsylvania
December 20, 1999

                                   APPENDIX A

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                         1998 STOCK-BASED INCENTIVE PLAN
                            (as amended and restated)


1.       DEFINITIONS

         (a) "Affiliate"   means  any   "parent   corporation"  or   "subsidiary
corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (d) "Bank" means First Federal Bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.
         (f) "Change in Control" of the Holding Company or the Bank means an event of a nature that: (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a "change in control" of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the board of directors shall substitute its judgment for that of the OTS); or (iii) without limitation a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 25% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Bank or the Holding Company; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.
         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee"  means  the  committee  designated  by   the  Board  of
Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

         (l)  "Effective Date" means October 21, 1998.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                  (i) If the Common Stock was traded on the American Stock Exchange or any other stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date;

                  (ii) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

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



         (q)  "Holding Company" means Northeast Pennsylvania Financial Corp.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v)  "Participant" means any person who holds an outstanding Award.

         (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         (x) "Plan" means this Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan, as amended and restated.

         (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (z)   "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

         (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

         (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 899,829. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 642,735. The maximum number of the shares reserved for Stock Awards is 257,094. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non- Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the First Federal Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non- Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement, or, if sooner, the expiration of the term of the Non- Statutory Stock Option.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) Acceleration Upon a Change in Control. In the event of a Change in Control all Non- Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options regardless of termination of employment or service.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non- Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.       INCENTIVE STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d)   Non-Transferability.   No   Incentive   Stock   Option  shall  be
transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the

     Committee  grants  the  Incentive  Stock  Option.   The  designation  of  a
beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination or, if sooner, the expiration of the term of the Incentive Stock Option.

         (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement, or, if sooner, the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights under such Participant's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options regardless of termination of employment or service. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

         (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition.

8.        STOCK AWARDS

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

         (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) Acceleration Upon a Change in Control. In the event of a Change in Control all unvested Stock Awards held by a Participant shall immediately vest.

         (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

         (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding

Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

    "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Northeast Pennsylvania Financial Corp. 1998 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Northeast Pennsylvania Financial Corp. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Northeast Pennsylvania Financial Corp. located at 12 E. Broad Street, Hazleton, PA 18201." Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

     (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.
         (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       PERFORMANCE AWARDS

         The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

         (a) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement;

         (b) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect;

         (c) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement.
The Common Stock may be issued without cash consideration;

         (d) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered; and

         (e) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.      DEFERRED PAYMENTS

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.       METHOD OF EXERCISE OF OPTIONS

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.      RIGHTS OF PARTICIPANTS

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

15.      TAX WITHHOLDING

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

         (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.      NOTIFICATION UNDER SECTION 83(b)

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.      AMENDMENT OF THE PLAN AND AWARDS

         (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification.

Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award, be eligible for such accounting treatment, the Committee, as its discretion, may modify, adjust, eliminate or terminate the Award so that pooling of interest accounting is available.

18.      EFFECTIVE DATE OF PLAN

            The Board of directors approved and adopted the Plan with an effective date of October 21, 1998. All amendments are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required under the Plan or by applicable federal or state statutes, rules or regulations. The failure to obtain shareholder ratification for such purposes will not affect the validity of other provisions of the Plan and any Awards made under the Plan.

19.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21.      COMPLIANCE WITH OFFICE OF THRIFT SUPERVISION CONVERSION
         REGULATIONS

         Notwithstanding any other provision contained in this Plan:

          (a) No Option or Stock Award granted prior to March 31, 1999, shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability; and provided, further, that Awards shall vest or become exercisable or the Committee may, in accordance with the applicable provisions of the Plan, as amended, determine to modify the terms of any Award after March 31, 1999, to provide for acceleration of vesting or the exercisability of such Award, including a modification or amendment to provide that such Award shall become fully vested or immediately exercisable in the event of a Change in Control;

          (b) No Option or Stock Award granted to any individual Employee prior to March 31, 1999, may exceed 25% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan;

          (c) No Option or Stock Award granted to any individual Outside Director prior to one year from the date of the Bank's Conversion may exceed 5% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan; and

          (d) The aggregate amount of Option or Stock Awards granted to all Outside Directors prior to one year from the date of the Bank's Conversion may not exceed 30% of the total amount of Stock Awards or Options (whichever may be the case) which may be granted under the Plan.

22.      TREATMENT OF AWARDS UPON A CHANGE IN CONTROL

         In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

         (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan;

         (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

         (c) Replace the Awards with an immediate cash payment of equivalent value.

                                    APPENDIX B

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                             2000 STOCK OPTION PLAN

1.       DEFINITIONS

         (a)   "Affiliate"   means  any  "parent   corporation"  or  "subsidiary
corporation" of the Holding Company, as such term is defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options and Incentive Stock Options.

         (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (d)  "Bank" means First Federal Bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" means a change in control of the Holding Company or the Bank of a nature that (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act; (ii) results in a "change of control" or "acquisition of control" within the meaning of the regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) found at 12 C.F.R. Part 574, as in effect on the date hereof; provided, however, that in applying the definition of change in control as set forth under such regulations the Board of Directors shall substitute its judgment for that of the OTS; or (iii) without limitation Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax-qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under the Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

         (g)   "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

         (j)  "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long- term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

         (l) "Effective Date" means the date the Plan is approved by Holding Company shareholders or, if not so approved, November 30, 1999, the date the Plan was adopted by the Board of Directors.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                  (i) If the Common Stock was traded on the American Stock Exchange or any other stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date;

                  (ii) If the Common Stock was traded on the date in question on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (q)      "Holding Company" means Northeast Pennsylvania Financial Corp.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the Boards of Directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v) "Participant" means any person who holds an outstanding Award.

         (w) "Performance Award" means an Award granted to a Participant pursuant to Section 8 of the Plan.

         (x) "Plan" means this Northeast Pennsylvania Financial Corp. 2000 Stock Option Plan.

         (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

         (z) "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

2.       ADMINISTRATION

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award;
(iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 13 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 173,624, which number shall not exceed three percent (3%) of the outstanding shares of Common Stock as of the record date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Bank. To the extent that Options are granted under the Plan, the shares underlying such Options will be unavailable for any other use including future grants under the Plan except that, to the extent that such Options terminate, expire, or are forfeited without having been exercised new Awards may be made with respect to these shares.

5.       ELIGIBILITY

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate.

6.       NON-STATUTORY STOCK OPTIONS

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non- Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased, in whole or in part, by the Participant at any time during the term of such Non-Statutory Stock Option, after such Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) the First Federal Charitable Foundation. For purposes of this Section
6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non - Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non- Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant's may exercise only those Non- Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) Acceleration Upon a Change in Control. In the event of a Change in Control, all Non- Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable until the expiration of the term of the Non-Statutory Stock Option regardless of termination of employment or service.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non- Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 12-month period.

7.       INCENTIVE STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased, in whole or in part, at any time during the term of such Incentive Stock Option, after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation from employment.

         (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of three (3) months following the date of Retirement, or, if sooner, the expiration of the term of the Incentive Stock Option.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participants's Termination for Cause, all rights under such Participant's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Acceleration Upon a Change in Control. In the event of a Change in Control, all Incentive Stock Options held by such Participant shall become immediately exercisable and remain exercisable until the expiration of the term of the Incentive Stock Option regardless of termination of employment or service. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's cessation from employment.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 12-month period.

         (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition.

8.       PERFORMANCE AWARDS

         The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate, or the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

         (a) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement;

         (b) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect; and

         (c) No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

9.       DEFERRED PAYMENTS

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

10.      METHOD OF EXERCISE OF OPTIONS

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer or a constructive stock swap, as the Committee may specify in the applicable Award Agreement.

11.      RIGHTS OF PARTICIPANTS

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

12.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan; and

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14.      TAX WITHHOLDING

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

         (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 15 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

15.      NOTIFICATION UNDER SECTION 83(b)

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option make the election permitted under

Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

16.      AMENDMENT OF THE PLAN AND AWARDS

         (a) Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law or regulation. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such approval or ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee may modify or adjust the Award or right so that pooling of interest accounting is available.

17.      EFFECTIVE DATE OF PLAN

         The Plan shall become effective upon approval by the Holding Company's shareholders or, if not so approved, on November 30, 1999, the date the Plan was adopted by the Board of Directors. The failure to obtain shareholder ratification for such purposes will not effect the validity of the Plan and any Awards made under the Plan; provided, however, that if the Plan is not ratified by stockholders in accordance with IRS regulations, the Plan may remain in full force and effect, unless terminated by the Board of Directors, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.


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18.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

19.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the state of Delaware and applicable federal law.


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